Exhibit 10
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference of our reports dated April 25, 2007, with respect to the financial statements of Annuity Investors Life Insurance Company and with respect to the financial statements of Annuity Investors Variable Account C, in Post-Effective Amendment No. 11 to the Registration Statement (Form N-4 No. 333-88300) and Post-Effective Amendment No. 20 the Registration Statement (Form N-4 No. 811-21095) and related Prospectus and Statement of Additional Information of Annuity Investors Variable Account C for the registration of the “Commodore Helmsman” individual and group flexible premium deferred annuity products.
/s/ Ernst & Young LLP
Cincinnati, Ohio
May 16, 2007